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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     THE SECURITIES EXCHANGE ACT OF 1934

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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 5, 2004

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                                NORDSTROM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)



             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111

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                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 9.  REGULATION FD DISCLOSURE

On August 5, 2004, Nordstrom, Inc. issued a press release announcing its preliminary July 2004 sales. A copy of this press release is attached as
Exhibit 99.1.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Peter F. Collins
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                                                Peter F. Collins
                                                Divisional Vice President and
                                                Corporate Controller

Dated: August 5, 2004

EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1          Nordstrom July 2004 Preliminary Sales Release, dated
              August 5, 2004.